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                                                                     Exhibit 5.1

                      [McKenna Long & Aldridge Letterhead]

                                 October 4, 2006

US Airways Group, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281

America West Airlines, Inc.
4000 E. Sky Harbor Blvd.
Phoenix, Arizona 85034

US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281

      RE: REGISTRATION STATEMENT ON FORM S-3 OF US AIRWAYS GROUP, INC., AMERICA WEST AIRLINES, INC. AND US AIRWAYS, INC.

Ladies and Gentlemen:

      We have acted as counsel to US Airways Group, Inc., a Delaware corporation ("US Airways Group"), America West Airlines, Inc., a Delaware corporation ("AWA") and US Airways, Inc., a Delaware corporation ("US Airways"), in connection with a Registration Statement on Form S-3 (the "Registration Statement") and the prospectuses included therein (the "Prospectuses") that are being filed with the Securities and Exchange Commission by US Airways Group, AWA and US Airways. The Prospectuses provide that they will be supplemented in the future by one or more supplements thereto (each, a "Prospectus Supplement"). Pursuant to the Registration Statement, which includes the Prospectuses that will be supplemented from time to time by various Prospectus Supplements, US Airways Group, AWA and US Airways intend to register under the Securities Act of 1933, as amended (the "Securities Act") the following securities:

(1) shares of common stock, par value $0.01 per share, of US Airways Group (the "Common Stock");

(2) stock purchase contracts of US Airways Group for the purchase from US Airways Group or the sale to US Airways Group of Common Stock (the "Stock Purchase Contracts");

(3) stock purchase units of US Airways Group consisting of a Stock Purchase Contract and any combination of US Airways Group Debt Securities (as defined below), Common Stock, other Stock Purchase Contracts and debt obligations of third parties, including

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America West Airlines, Inc.
US Airways, Inc.
October 4, 2006
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      U.S. Treasury securities, securing the holders' obligations to purchase
      Common Stock under the Stock Purchase Contracts (the "Stock Purchase Units");

(4) warrants to purchase Common Stock and/or US Airways Group Debt Securities (as defined below) of one or more series (the "Warrants"), which may be issued pursuant to a warrant agreement to be dated on or about the date of the first issuance of the Warrants thereunder (the "Warrant Agreement"), between US Airways Group and a warrant agent to be selected by US Airways Group;

(5) debt securities of US Airways Group, in one or more series (the "US Airways Group Debt Securities"), which may be, as to US Airways Group's obligations thereunder, fully and unconditionally guaranteed by AWA (the "AWA Debt Guarantees") and US Airways (the "US Airways Debt Guarantees"), issued by US Airways Group pursuant to an Indenture to be dated on or about the date of the first issuance of US Airways Group Debt Securities thereunder, by and among US Airways Group, AWA and US Airways, as guarantors, and The Bank of New York Trust Company, N.A., as trustee (the "Trustee"), in the form attached as Exhibit 4.7 to the Registration Statement, as such Indenture may be supplemented from time to time (the "US Airways Group Debt Securities Indenture");

(6) debt securities of AWA, in one or more series (the "AWA Debt Securities"), which may be, as to AWA's obligations thereunder, fully and unconditionally guaranteed by US Airways Group (the "US Airways Group Debt Guarantees") and US Airways, issued by AWA pursuant to an Indenture to be dated on or about the date of the first issuance of AWA Debt Securities thereunder, by and among AWA, US Airways Group and US Airways, as guarantors, and The Bank of New York Trust Company, N.A., as Trustee, in the form attached as Exhibit 4.8 to the Registration Statement, as such Indenture may be supplemented from time to time (the "AWA Debt Securities Indenture");

(7) debt securities of US Airways, in one or more series (the "US Airways Debt Securities"), which may be, as to US Airways' obligations thereunder, fully and unconditionally guaranteed by AWA and US Airways Group, issued by US Airways pursuant to an Indenture to be dated on or about the date of the first issuance of US Airways Debt Securities thereunder, by and among US Airways, US Airways Group and AWA, as guarantors, and The Bank of New York Trust Company, N.A., as Trustee, in the form attached as Exhibit 4.9 to the Registration Statement, as such Indenture may be supplemented from time to time (the "US Airways Debt Securities Indenture");

(8) pass through certificates of AWA that may be issued by one or more trusts formed by AWA on a delayed basis from time to time in one or more series (the "AWA Pass Through Certificates") issued by AWA pursuant to a Pass Through Trust Agreement to be dated on or about the date of the first issuance of AWA Pass Through Certificates thereunder, by and among AWA and U.S. Bank National Association, a national banking association, as pass through trustee (the "Pass Through Trustee"), in the form attached as

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America West Airlines, Inc.
US Airways, Inc.
October 4, 2006
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      Exhibit 4.18 to the Registration Statement, as such Pass Through Trust
      Agreement may be supplemented from time to time (the "AWA Pass Through Trust Agreement"). The obligations of AWA under the Leases and/or the Equipment Notes (in each case as defined in the AWA Pass Through Trust Agreement) relating to the AWA Pass Through Certificates of a series may be guaranteed by US Airways Group (each, an "AWA Parent Guarantee"); and

(9) pass through certificates of US Airways that may be issued by one or more trusts formed by US Airways on a delayed basis from time to time in one or more series (the "US Airways Pass Through Certificates") issued by US Airways pursuant to a Pass Through Trust Agreement to be dated on or about the date of the first issuance of US Airways Pass Through Certificates thereunder, by and among US Airways and U.S. Bank National Association, a national banking association, as Pass Through Trustee, in the form attached as Exhibit 4.20 to the Registration Statement, as such Pass Through Trust Agreement may be supplemented from time to time (the "US Airways Pass Through Trust Agreement"). The obligations of US Airways under the Leases and/or the Equipment Notes (in each case as defined in the US Airways Pass Through Trust Agreement) relating to the US Airways Pass Through Certificates of a series may be guaranteed by US Airways Group (each, a "US Airways Parent Guarantee").

      The Common Stock, Stock Purchase Contracts, Stock Purchase Units, Warrants, US Airways Group Debt Securities, AWA Debt Securities, US Airways Debt Securities, US Airways Group Debt Guarantees, AWA Debt Guarantees, US Airways Debt Guarantees, AWA Pass Through Certificates, US Airways Pass Through Certificates, AWA Parent Guarantees and US Airways Parent Guarantees are collectively referred to herein as the "Securities". The Securities are being offered for sale from time to time pursuant to Rule 415 under the Securities Act.

      Our Opinions (as defined below) are furnished solely with regard to the Registration Statement pursuant to Item 16 of Form S-3 and Item 601(b)(5) of Regulation S-K, may be relied upon by the addressees hereto only in connection with the Registration Statement and may not otherwise be used, quoted or referred to by or filed with any other person or entity without our prior written permission.

      The only opinions rendered consist of the matters set forth in numbered paragraphs 1 through 14 below (individually, an "Opinion," and collectively, our "Opinions"), and no opinion is implied or to be inferred beyond such matters. Additionally, our Opinions are based on and subject to the qualifications, limitations and exceptions set forth in this letter.

      In rendering our Opinions, we have examined such agreements, documents, instruments and records as we deemed necessary or appropriate under the circumstances for us to express our Opinions hereinafter set forth, including:
(i) the Registration Statement; (ii) the forms of US Airways Group Debt Securities Indenture, AWA Debt Securities Indenture and US Airways Debt Securities Indenture; (iii) the forms of AWA Pass Through Trust Agreement and

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America West Airlines, Inc.
US Airways, Inc.
October 4, 2006
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US Airways Pass Through Trust Agreement; (iv) the Amended and Restated
Certificate of Incorporation and Amended and Restated Bylaws of US Airways Group; (v) the Restated Certificate of Incorporation and Restated Bylaws of AWA;
(vi) the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of US Airways; (vii) the resolutions adopted by the Board of Directors of US Airways Group, US Airways and AWA dated as of September 28, 2006 relating to the filing of the Registration Statement; (ix) the Statements of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on Forms T-1 of the Trustee; and (x) the Statements of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on Forms T-1 of the Pass Through Trustee. We also have examined originals and copies, certified or otherwise identified to our satisfaction, of such records of US Airways Group, AWA and US Airways and such agreements, certificates of public officials, certificates of officers or other representatives of each of the companies and others, and such documents, certificates and records as we have deemed necessary or appropriate as a basis for the Opinions set forth herein.

      In making all of our examinations, we assumed the competency and legal capacity of all natural persons, the genuineness of all signatures, the authenticity and completeness of all documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as copies and the authenticity of the originals of such latter documents, and the due execution and delivery of all documents by any persons or entities where due execution and delivery by such persons or entities is a prerequisite to the effectiveness of such documents.

      As to various factual matters that are material to our Opinions, we have relied upon the factual statements set forth in a certificate of an officer of US Airways Group, AWA and US Airways. We have not independently verified or investigated, nor do we assume any responsibility for, the factual accuracy or completeness of such factual statements.

      Members of this firm are admitted to the bar of the State of Georgia and the State of New York and are duly qualified to practice law in those states. We do not herein express any opinion concerning any matter respecting or affected by any laws other than the laws of the State of Georgia, the laws of the State of New York, the Delaware General Corporation Law and applicable federal laws that are now in effect and that, in the exercise of reasonable professional judgment, are normally considered in transactions such as those contemplated by the issuance of the Securities. The Opinions hereinafter set forth are based upon pertinent laws and facts in existence as of the date hereof, and we expressly disclaim any obligation to advise you of changes to such pertinent laws or facts that hereafter may come to our attention.

      To the extent the obligations of US Airways Group, AWA or US Airways under any agreement or Indenture may be dependent on such matters, we assume for the purposes of the Opinions that: (i) each of the parties to such agreement or Indenture is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) each of the parties to such agreement or Indenture is duly qualified to engage in the activities contemplated by the agreement or Indenture, as applicable; (iii) the agreement or Indenture has

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October 4, 2006
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been duly authorized, executed and delivered by each of the parties to such agreement or Indenture, as applicable, and constitutes the valid and binding obligation of each of the parties to such agreement or Indenture, as applicable, enforceable against each of the parties to such agreement or Indenture, as applicable, in accordance with its terms; (iv) each of the parties to such agreement or Indenture is in compliance, with respect to any actions it may take under such agreement or Indenture, as applicable, with all applicable laws and regulations; and (v) each of the parties to such agreement or Indenture has the requisite organizational and legal power and authority to perform its obligations under such agreement or Indenture, as applicable.

      In rendering the following opinions, we have further assumed that: (i) the Registration Statement and any required post-effective amendment thereto are effective under the Securities Act and the Prospectus and any and all Prospectus Supplement(s) required by applicable laws have been filed and delivered as required by such laws; (ii) the issuance and sale of all Securities will be in compliance with applicable law, will be in conformity with the then operative certificate of incorporation and bylaws of US Airways Group, AWA or US Airways, as applicable, will not result in a default under or breach of any agreement or instrument binding upon the respective entity and will comply with any applicable requirement or restriction imposed by any court or governmental body having jurisdiction over the respective entity; (iii) the Securities will be sold and delivered to, and paid for by, the purchasers at the price and in accordance with the terms of an agreement or agreements duly authorized and validly executed and delivered by the parties thereto; (iv) US Airways Group, AWA and US Airways, as applicable, will duly authorize the offering and issuance of the Securities by all necessary corporate action and will authorize, approve and establish the final terms and conditions thereof and of any applicable agreement and will take any other appropriate additional corporate action; and
(v) certificates or other instruments or documents, if any, representing the Securities will be duly executed and delivered and, to the extent required by the applicable Indenture or agreement, duly authenticated and countersigned.

      On the basis of the foregoing and in reliance thereon, and subject to the qualifications and assumptions herein stated, we are of the opinion that:

            1. With respect to the Common Stock offered under the Registration Statement (the "Offered Common Stock"), provided that at the time of issuance and sale, a sufficient number of shares of Common Stock is authorized and reserved for issuance and the consideration for the issuance and sale of the shares of the Offered Common Stock is cash in an amount that is not less than the par value of the Common Stock, then the Offered Common Stock, when issued and sold as contemplated in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion or exchange of any convertible or exchangeable Offered US Airways Group Debt Securities (as defined below) in accordance with their terms, or upon exercise of any Offered Warrants (as defined below)

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October 4, 2006
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      in accordance with their terms, or upon settlement of any Offered Stock
      Purchase Contract (as defined below) or Offered Stock Purchase Units (as defined below) in accordance with their terms, will be validly issued, fully paid and nonassessable.

            2. The Stock Purchase Contracts offered under the Registration Statement (the "Offered Stock Purchase Contracts"), when issued and sold as contemplated in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and binding obligations of US Airways Group, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            3. The Stock Purchase Units offered under the Registration Statement (the "Offered Stock Purchase Units"), when issued and sold as contemplated in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s) and in accordance with any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and binding obligations of US Airways Group, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            4. The Warrants offered under the Registration Statement (the "Offered Warrants"), when issued and sold as contemplated in the Registration Statement, the Prospectus and the related Prospectus Supplement(s) in accordance with the Warrant Agreement and any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon conversion or exchange of any convertible or exchangeable Offered US Airways Group Debt Securities (as defined below) in accordance with their terms, will be valid and binding obligations of US Airways Group, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            5. With respect to any series of US Airways Group Debt Securities issued under the US Airways Group Debt Securities Indenture and offered under the Registration Statement (the "Offered US Airways Group Debt Securities"), provided that (i) the US Airways Group Debt Securities Indenture has been qualified under the Trust Indenture Act of 1939, as amended; and (ii) the terms of the Offered US Airways Group Debt Securities and their issuance and sale have been duly established in accordance with the terms and provisions of the US Airways Group Debt Securities Indenture and are as

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October 4, 2006
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      described in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s), when issued and sold as contemplated in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s) in accordance with the terms and provisions of the US Airways Group Debt Securities Indenture, and any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, or upon exercise of any Offered Warrants in accordance with their terms, will be valid and binding obligations of US Airways Group, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

      6. With respect to any series of AWA Debt Securities issued under the AWA Debt Securities Indenture and offered under the Registration Statement (the "Offered AWA Debt Securities"), provided that (i) the AWA Debt Securities Indenture has been qualified under the Trust Indenture Act of 1939, as amended; and (ii) the terms of the Offered AWA Debt Securities and their issuance and sale have been duly established in accordance with the terms and provisions of the AWA Debt Securities Indenture and are as described in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s), then the Offered AWA Debt Securities, when issued and sold as contemplated in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s) in accordance with the terms and provisions of the AWA Debt Securities Indenture and any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and binding obligations of AWA, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            7. With respect to any series of US Airways Debt Securities issued under the US Airways Debt Securities Indenture and offered under the Registration Statement (the "Offered US Airways Debt Securities"), provided that (i) the US Airways Debt Securities Indenture has been qualified under the Trust Indenture Act of 1939, as amended; and (ii) the terms of the Offered US Airways Debt Securities and their issuance and sale have been duly established in accordance with the terms and provisions of the US Airways Debt Securities Indenture and are as described in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s), when issued and sold as contemplated in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s) in accordance with the terms and provisions of the US Airways Debt Securities Indenture, and any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and binding obligations of US Airways, except as enforcement thereof may be limited by bankruptcy, insolvency,

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America West Airlines, Inc.
US Airways, Inc.
October 4, 2006
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      reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            8. With respect to any US Airways Group Debt Guarantees issued under the AWA Debt Securities Indenture or the US Airways Debt Securities Indenture, and offered under the Registration Statement, provided that the terms of the Offered AWA Debt Securities, the Offered US Airways Debt Securities and the US Airways Group Debt Guarantees, and of their issuance and sale, have been duly established in accordance with the terms and provisions of the AWA Debt Securities Indenture or the US Airways Debt Securities Indenture, as applicable, and are as described in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s), then the US Airways Group Debt Guarantees, when issued and sold as contemplated in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s) in accordance with terms and provisions of the AWA Debt Securities Indenture or the US Airways Debt Securities Indenture, as applicable, and any duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and binding obligations of US Airways Group, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            9. With respect to any AWA Debt Guarantees issued under the US Airways Group Debt Securities Indenture or the US Airways Debt Securities Indenture, as applicable, and offered under the Registration Statement, provided that the terms of the Offered US Airways Group Debt Securities, the Offered US Airways Debt Securities and the AWA Debt Guarantees and of their issuance and sale have been duly established in accordance with the terms and provisions of the US Airways Group Debt Securities Indenture or the US Airways Debt Securities Indenture, as applicable, and are as described in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s), then the AWA Debt Guarantees, when issued and sold as contemplated in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s) in accordance with the terms and provisions of the US Airways Group Debt Securities Indenture or the US Airways Debt Securities Indenture, as applicable, and any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and binding obligations of AWA, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

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            10. With respect to any US Airways Debt Guarantees issued under the
      US Airways Group Debt Securities Indenture or the AWA Debt Securities Indenture, as applicable, and offered under the Registration Statement, provided that the terms of the Offered US Airways Group Debt Securities, the Offered AWA Debt Securities and the US Airways Debt Guarantees and of their issuance and sale have been duly established in accordance with the terms and provisions of the US Airways Group Debt Securities Indenture or the AWA Debt Securities Indenture, as applicable, and are as described in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s), then the US Airways Debt Guarantees, when issued and sold as contemplated in the Registration Statement, the applicable Prospectus and any related Prospectus Supplement(s) in accordance with the terms and provisions of the US Airways Group Debt Securities Indenture or the AWA Debt Securities Indenture, as applicable, and any applicable duly authorized, executed and delivered purchase, underwriting or similar agreement, will be valid and binding obligations of US Airways, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            11. With respect to the AWA Pass Through Certificates of each series, when the AWA Pass Through Certificates of such series shall have been duly executed, authenticated, issued, and delivered by the Trustee and issued, sold, and paid for as contemplated by each of the Registration Statement, the applicable Prospectus, any supplement or supplements to the Prospectus relating to the AWA Pass Through Certificates of such series, the AWA Pass Through Trust Agreement and the related Trust Supplement, (i) the AWA Pass Through Trust Agreement, as supplemented by such Trust Supplement, will constitute a valid and binding obligation of AWA, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) the AWA Pass Through Certificates of such series will be validly issued and will be entitled to the benefits of the AWA Pass Through Trust Agreement and the related Trust Supplement.

            12. With respect to the US Airways Pass Through Certificates of each series, when the US Airways Pass Through Certificates of such series shall have been duly executed, authenticated, issued, and delivered by the Trustee and issued, sold, and paid for as contemplated by each of the Registration Statement, the applicable Prospectus, any supplement or supplements to the Prospectus relating to the US Airways Pass Through Certificates of such series, the US Airways Pass Through Trust Agreement and the related Trust Supplement, (i) the US Airways Pass Through Trust Agreement, as supplemented by such Trust Supplement, will constitute a valid and binding obligation of

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October 4, 2006
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      US Airways, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity), and (ii) the US Airways Pass Through Certificates of such series will be validly issued and will be entitled to the benefits of the US Airways Pass Through Trust Agreement and the related Trust Supplement.

            13. With respect to each AWA Guarantee, when such AWA Guarantee shall have been duly executed and delivered by US Airways Group and issued by US Airways Group as contemplated by each of the Registration Statement, the applicable Prospectus, any supplement or the supplements to the Prospectus relating to the AWA Pass Through Certificates of the series to which such AWA Guarantee relates, the AWA Pass Through Trust Agreement and the related Trust Supplement, such AWA Guarantee will constitute a valid and binding obligation of US Airways Group, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

            14. With respect to each US Airways Guarantee, when US Airways Guarantee shall have been duly executed and delivered by US Airways Group and issued by US Airways Group as contemplated by each of the Registration Statement, the applicable Prospectus, any supplement or the supplements to the Prospectus relating to the US Airways Pass Through Certificates of the series to which such US Airways Guarantee relates, the US Airways Pass Through Trust Agreement and the related Trust Supplement, such US Airways Guarantee will constitute a valid and binding obligation of US Airways Group, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

      We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the reference to our firm under the heading "Legal Matters" set forth in the Prospectus forming a part of the Registration Statement.

                                Very truly yours,

                                /s/ McKenna Long & Aldridge LLP
                                --------------------------------
                                McKenna Long & Aldridge LLP